TFS CAPITAL INVESTMENT TRUST

Supplement dated December 28, 2011
To the Prospectus and
Statement of Additional Information of
TFS Market Neutral Fund and TFS Small Cap Fund, both
dated March 1, 2011

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) of the TFS Market Neutral Fund and the TFS Small Cap Fund,each a series of TFS Capital Investment Trust (the “Trust”), all dated March 1, 2011 and as previously supplemented on June 27, 2011 and on May 17, 2011.  You should retain this Supplement, the Summary Prospectus(es) and the Prospectus for future reference.  Copies of the Summary Prospectuses, Prospectus and SAI, as supplemented, may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

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December 28, 2011 - Supplement

Effective close of business on December 15, 2011, Merle C. Hazelton resigned from the Board of Trustees.  As a result of Mr. Hazelton’s resignation and the recent appointment of Gregory R. Owens to the Board of Trustees, the following disclosures included in the section “Management of the Trust” on pages 21 through 28 of the SAI have been updated as follows:

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex Overseen by Trustee***
Interested Trustees:
*Larry S. Eiben 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1972	Since January 2004	Trustee and President	Chief Operating Officer and Chief Compliance Officer of TFS Capital LLC	3
*Thomas Michael Frederick 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1972	Since June 2004	Trustee	Director of Business Development for TFS Capital LLC	3
Independent Trustees:
Gregory R. Owens 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1966	Since October 2011	Trustee	Vice President of Finance – Capital One Financial Corporation from February 1996 to Present	3

Mark J. Malone 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1966	Since June 2004	Trustee	Managing Director of Lazard Capital Markets from March 2008 to present; Managing Director of Institutional Sales of Morgan Keegan & Company, Inc. from April 2006 to March 2008	3
Brian O’Connell 1800 Bayberry Court, Suite 103 Richmond, Virginia 23226 Year of Birth: 1959	Since June 2004	Trustee	Independent writer/author	3
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2004	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since June 2004	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Wade R. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since June 2011	Secretary	Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC
David D. Jones 719 Sawdust Road, Suite 113 The Woodlands, Texas 77380 Year of Birth: 1958	Since December 2007	Chief Compliance Officer	Managing Member of Drake Compliance, LLC; Attorney, David Jones & Assoc., P.C. (law firm)

*
Larry S. Eiben and Thomas Michael Frederick, as affiliated persons of TFS Capital LLC, the Trust’s investment adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	None of the Trustees are directors of public companies.
***	The Fund Complex consists of the TFS Market Neutral Fund, TFS Small Cap Fund and the TFS Hedged Futures Fund.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust.  The Board is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its President, Larry S. Eiben.  Mr. Eiben is affiliated with the Trust’s investment adviser and is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the Chief Operating Officer and Chief Compliance Officer of the Adviser.  As President, Mr. Eiben works closely with the Trust’s service providers and legal counsel in setting the agenda for each Board meeting.  Mr. Eiben presides at each Board meeting and has primary responsibility for acting as the Board’s liaison with the various service providers.

The Board of Trustees has not appointed a lead “independent trustee.”  It was determined by the Board that due to its size (five Trustees) and the size of the fund complex (three Funds), it is not necessary to appoint a lead “independent trustee.”   The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Funds.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Eiben as President, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management and legal counsel.

Board Committees.  The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”).  The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The members of the Audit Committee, the Nominating Committee and the QLCC are the three Independent Trustees: Gregory R. Owens, Mark J. Malone and Brian O’Connell.  Mr. Owens was appointed Chairman of the Audit Committee in December of 2011.  Mr. Owens is replacing Mr. Merle C. Hazelton as Chairman of the Audit Committee.  Mr. Hazelton served as Chairman from June, 2004 through December, 2011.  Mr. Hazelton resigned from the Board of Trustees in December of 2011.  As performed by Mr. Hazelton, Mr. Owens will work closely with the Trust’s service providers and legal counsel in setting the agendas for the Audit Committee meetings.  Mr. Owens will also preside at all meetings of the Audit Committee.  The Audit Committee Chairman facilitates communications and coordination between the members of the Audit Committee and Trust management with respect to the matters overseen by the Audit Committee.  Mr. Owens will also serve as liaison between the Board and the Trust’s independent registered public accounting firm.

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and results of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls.  The Audit Committee met twice during the fiscal year ended October 31, 2011.

Nominating Committee.  The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee does not currently consider nominees recommended by shareholders.  The Nominating Committee meets as necessary and met once during the fiscal year ended October 31, 2011.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, material breaches of fiduciary duty or similar material violations.  The Qualified Legal Compliance Committee meets as necessary and did not meet during the fiscal year ended October 31, 2011.

Qualifications of the Trustees. The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes and skills, on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Larry S. Eiben, has served as Chief Operating Officer and Chief Compliance Officer of the Adviser since 1997.  He has also served as Co-Portfolio Manager of each Fund since its inception.  Mr. Eiben holds a B.S. degree in Commerce, with concentration in Finance, from the University of Virginia.  Mr. Eiben has served as President and a Trustee of the Trust since 2004. The Board has concluded that Mr. Eiben is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• Thomas Michael Frederick has served as Director of Business Development for the Adviser since 2006.  Prior to July 2006, Mr. Frederick served as Associate Director of Virginia Student Aid Foundation, a private fund raising organization.  He holds a B.S. degree in Commerce from the University of Virginia.  Mr. Frederick earned an MBA from the University of North Carolina at Chapel Hill.  Mr. Frederick has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Frederick is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional business experience and his academic background.

• Gregory R. Owens has been Vice President of Finance Capital One Financial Corporation (financial services firm) since February 1996.  He holds a B.S. in Accounting from The Pennsylvania State University.  Mr. Owens also holds a Professional Master of Banking from the Louisiana State University Graduate School of Banking and Masters of Business Administration from the University of Richmond.  In addition, he is a Certified Public Accountant.  Mr. Owens has been a Trustee of the Trust since October of 2011.  The Board has concluded that Mr. Owens is suitable to serve as a Trustee because of his accounting, business and financial experience and his academic background.

• Mark J. Malone has been Managing Director of Lazard Capital Markets since March 2008.  From April 2006 to March 2008, he served as Managing Director of Institutional Sales of Morgan Keegan & Company, Inc.  From June 1998 to May 2006 he was Director of Institutional Equities of Deutsche Bank Securities.  Mr. Malone holds a B.S. in Business Administration from the University of Richmond.  He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Malone is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• Brian O’Connell has been a freelance writer covering business news and trends in the financial, Internet and technology sectors since 1994.  Prior to 1994 Mr. O’Connell was a senior writer and/or editor of several financial publications.  From 1983 to 1989, Mr. O’Connell worked on the Philadelphia Stock Exchange and on the fixed income trading desk of the Delaware Funds as a bond trader.  Mr. O’Connell has authored 10 books on various financial topics and has appeared as an expert commentator on business issues for networks such as CNN, Fox News, Bloomberg and other broadcast media outlets.  Mr. O’Connell holds a B.A. degree in Journalism from the University of Massachusetts.  He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. O’Connell is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and his professional investment and business experience and academic background.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit risk, liquidity risk, counter-party risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the Trust’s service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Committee structure.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Committees on a variety of matters, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities.  In addition, in its annual review of each Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of Funds overseen by the Board and the effectiveness of the Board’s committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

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June 27, 2011 – Supplement

The following information replaces the second paragraph in the subsection “The Investment Adviser” found on page 25 of the Prospectus:

Effective June 24, 2011, the Market Neutral Fund pays TFS an investment advisory fee based upon the annual rates of 2.25% of the first $1.75 billion of average daily net assets of the Fund and 2.15% of such assets over $1.75 billion.  Prior June 24, 2011, the Market Neutral Fund paid TFS an investment advisory computed at the annual rate of 2.25% of its average daily net assets.  The aggregate fee paid to TFS by the Market Neutral Fund for the fiscal year ended October 31, 2010, including recoupment of advisory fee reductions and other expenses assumed and paid by TFS in previous years, was equal to 2.28% of the Fund’s average daily net assets.

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The following information replaces the first sentence of the first full paragraph in the section “Investment Adviser” found on page 29 of the SAI:

 Effective June 24, 2011, the Market Neutral Fund pays TFS an investment advisory fee based upon the annual rates of 2.25% of the first $1.75 billion of average daily net assets of the Fund and 2.15% of such assets over $1.75 billion.  Prior June 24, 2011, the Market Neutral Fund paid TFS an investment advisory computed at the annual rate of 2.25% of its average daily net assets.

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May 17, 2011 – Supplement

The following information replaces the subsection “Minimum Initial Investment Requirement” found on page 4 of the Market Neutral Fund Summary Prospectus:

Minimum Initial Investment Requirement
$5,000 for all types of accounts.  Currently sales of shares of the Market Neutral Fund are limited, as described in the Prospectus.

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The following information replaces the subsection “Market Neutral Fund” found on page 28 of the Prospectus:

MARKET NEUTRAL FUND - SUBSCRIPTION POLICY

The investment strategies used by TFS Capital LLC to manage the Market Neutral Fund’s assets have capacity limitations.  These capacity limitations are primarily responsible for the Board of Trustees decision to adopt a subscription policy (the “Policy”).  Pursuant to the Policy, TFS Capital LLC is responsible for monitoring asset growth in the Fund and has been delegated the responsibility for implementation of the Policy.

Effective as of the close of business June 3, 2011, the Market Neutral Fund will accept new investments only as described below.

•	Existing shareholders may purchase additional Fund shares through the reinvestment of dividends and capital gain distributions.

•
Trustees and officers of the Trust and employees and managers of TFS Capital LLC and its affiliates, as well as existing or new investment advisory clients of TFS Capital LLC, may open new accounts in the Market Neutral Fund.

•
Existing or new participants in a qualified defined contribution retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, that have the Fund listed as an investment option, may open new accounts in the Market Neutral Fund.

•
Certain existing shareholders, investment advisers, and financial intermediaries will be permitted to purchase shares of the Market Neutral Fund for themselves and/or their clients (“Permitted Investors”). The list of Permitted Investors has been approved by Board of Trustees pursuant to the Policy.  As part of their approval process, the Trustees considered various factors (such as the size, duration and prospects for an account and any perceived conflicts of interest with the TFS Capital LLC) and granted approval solely on what appeared to be in the best interests of the Fund and its shareholders.  The list of Permitted Investors is reviewed by the Board on a quarterly basis.  TFS Capital LLC may recommend to the Board of Trustees that parties be added to or deleted from the list of Permitted Investors and the Board will do so if it is deemed to be in the best interests of the Fund and its shareholders.  Under the Policy, TFS Capital LLC has been granted the authority by the Board of Trustees to decline investments from a Permitted Investor and to add purchase restrictions to the account of a Permitted Investor.

TFS Capital LLC is responsible for monitoring the Fund's Subscription Policy and for assuring that the Policy is followed.  The Board of Trustees will receive quarterly compliance reports from TFS Capital LLC and the Fund's Chief Compliance Officer regarding the implementation and operation of the Policy.  These reports will assist the Board of Trustees in its oversight of the Policy.

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The following information replaces the first paragraph in the section “Additional Purchase and Redemption Information” found on page 19 of the SAI:

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.  Currently, sales of shares of the Market Neutral Fund are limited, as described in the Funds’ Prospectus.